SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

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[ ] Preliminary Proxy Statement	[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under 240.14a-12

CENTRAL COAST BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL COAST BANCORP
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, MAY 19, 2005

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 Main Street, Salinas, California, on Thursday, May 19, 2005 at 5:30 p.m. for the following purposes:

1. To elect Class I directors.
2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the 2005 fiscal year.
3. To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The names of the Board of Directors’ nominees to be Class I directors of Central Coast Bancorp are set forth in the accompanying Proxy Statement and incorporated here by reference.

Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

“Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these by-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

(a) the name and address of each proposed nominee;
(b) the principal occupation of each proposed nominee;
(c) the number of shares of capital stock of the corporation owned by each proposed nominee;
(d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.”

Only shareholders of record at the close of business on March 31, 2005 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

By Order of the Board of Directors
/s/ ROBERT M. STANBERRY
Salinas, California	Robert M. Stanberry, Secretary
April 26, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 18, 2005

CENTRAL COAST BANCORP

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas, California on May 19, 2005 at 5:30 p.m. (the “Meeting”). Only shareholders of record on March 31, 2005 (the “Record Date”) will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 14,083,842 shares of its no par value Common Stock (the “Common Stock”).

Shareholders are entitled to one vote for each share held as of the Record Date. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, each valid proxy returned which is not revoked will be voted “FOR” Proposals 1 and 2 as described in this Proxy Statement, and, at the proxyholders’ discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Community Bank of Central California (the “Bank”), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of the Record Date, March 31, 2005, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Owned
Common Stock, No Par Value	Robert L. Meyer (1)	1,019,891	7.24%

(1)

The address for the person listed is P. O. Box 606, King City, California, 93930-0606. 980,617 shares are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977. 22,566 shares are held by the Meyer One partnership of which Mr. and Mrs. Meyer's 1977 Trust owns 52%. 13,522 shares are held by Geneva M. Jones, individual, as to which Patricia J. Meyer has Power of Attorney for both her and her estate. 3,186 shares held by Robert L. Meyer's son Craig E. Meyer.

Security Ownership of Management

The following table sets forth information as of March 31, 2005, concerning the equity ownership of the Corporation’s directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation’s Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

Title of Class	Name and Address (1) of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (2)
Common Stock, No Par Value	Robert C. Blatter	61,845	(3)	0.4%
Common Stock, No Par Value	C. Edward Boutonnet	553,160	(4)	3.9%
Common Stock, No Par Value	Don Chapin	35,247	(5)	0.3%
Common Stock, No Par Value	Bradford G. Crandall	436,785	(6)	3.1%
Common Stock, No Par Value	Michael T. Lapsys	266,205	(7)	1.9%
Common Stock, No Par Value	Duncan L. McCarter	177,148	(8)	1.3%
Common Stock, No Par Value	John F. McCarthy	136,987	(9)	1.0%
Common Stock, No Par Value	Robert M. Mraule, D.D.S.,M.D.	285,225	(10)	2.0%
Common Stock, No Par Value	Louis A. Souza	142,719	(11)	1.0%
Common Stock, No Par Value	Robert M. Stanberry	36,659	(12)	0.3%
Common Stock, No Par Value	Mose E. Thomas, Jr.	129,118	(13)	0.9%
Common Stock, No Par Value	Nick Ventimiglia	244,270	(14)	1.7%
Common Stock, No Par Value	F. Warren Wayland	45,812	(15)	0.3%
All directors and executive officers of the Corporation as a group (13 persons)		2,551,183	(16)	18.1%

(1) The address for all persons listed is c/o Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.
(2) Includes shares of Common Stock subject to stock options exercisable immediately.
(3) Includes 4,097 shares of Common Stock held jointly with his spouse and 19,896 shares of Common Stock subject to stock options exercisable immediately.

(4) Includes 150,622 shares of Common Stock held in a partnership, 7,945 shares as custodian for his grandchildren, 51,477 shares held by Mr. Boutonnet as trustee of the Charles E. Boutonnet Trust, 76,346 shares held by Mr. Boutonnet’s companies in the Boutonnet Farms, Inc. Profit Sharing Plan and Sea Mist Farms Deferred Compensation Plan, 220,350 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Boutonnet has shared investment power and 46,420 shares subject to stock options exercisable immediately.

(5) Includes 24,937 shares of Common Stock subject to stock options exercisable immediately.

(6) Includes 160,833 shares of Common Stock held jointly with his spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust, 219,616 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Crandall has shared investment power and 46,420 shares subject to stock options exercisable immediately.

(7) Includes 24 shares of Common Stock held jointly with his spouse, and 940 shares held as custodian, 175,928 shares held in the Kathy O. Lapsys and Michael T. Lapsys Trust and 89,313 shares subject to stock options exercisable immediately.

(8) Includes 3,950 shares of Common Stock held jointly with his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust, 59,631 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. McCarter has shared investment power and 113,567 shares subject to stock options exercisable immediately.

(9) Includes 50,876 shares of Common Stock held jointly with his spouse as trustees of the John F. McCarthy and Mary Ann McCarthy Trust and 81,111 shares subject to stock options exercisable immediately.

(10) Includes 49,862 shares of Common Stock held by Dr. Mraule as trustee of Robert M. Mraule D.D.S., M.D., Inc. Money Purchase Pension Plan, 118,170 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Mraule has shared investment power, 10,000 shares held jointly with his spouse and 117,193 shares subject to stock options exercisable immediately.

(11) Includes 17,727 shares of Common Stock held jointly with his spouse, 10,158 shares held in the Louis A. Souza Trust and 70,011 shares subject to stock options exercisable immediately.

(12) Includes 30,651 shares of Common Stock held jointly with his spouse as trustees of the Robert and Joen Stanberry Trust and 3,437 shares of Common Stock subject to stock options exercisable immediately.

(13) Includes 103,495 shares of Common Stock held in the Mose E. Thomas, Jr. Trust and 25,623 shares subject to stock options exercisable immediately.
(14) Includes 117,193 shares of Common Stock subject to stock options exercisable immediately.

(15) Includes 5,637 shares of Common Stock held jointly with his spouse, 6,826 shares held directly and 10,312 shares held as Trustee in the Hayashi & Wayland 401(K) Profit Sharing Plan, and 18,750 shares of Common Stock subject to stock options exercisable immediately.

(16) Includes 773,874 shares of Common Stock subject to stock options exercisable immediately and 617,767 shares held by the Central Coast Bancorp Nonqualified Deferred Stock Option Plan Trust.

PROPOSAL NO. 1

ELECTION OF CENTRAL COAST BANCORP DIRECTORS

The Corporation’s Bylaws provide that the number of directors of the Corporation shall not be less than seven (7) nor more than thirteen (13) and the exact number of directors is fixed at ten (10).

The Corporation has three classes of directors, each of whom is elected for a three-year term. Class I directors are nominated for election this year. Class II directors were elected to serve until 2006 at the Annual Meeting of Shareholders on May 22, 2003. Class III directors were elected to serve until 2007 at the Annual Meeting of Shareholders on June 7, 2004.

The following persons are the nominees of the Board of Directors for election as Class I directors to serve for a three-year term until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Class I Directors, Nominated for Election

Mose E. Thomas	Louis A. Souza	F. Warren Wayland

The following persons are the Class II and Class III directors who will continue in office as described above:

Class II Directors, Continuing in Office

Michael T. Lapsys	Duncan L. McCarter	Nick Ventimiglia

Class III Directors, Continuing in Office

C. Edward Boutonnet	Donald D. Chapin, Jr.	Bradford C. Crandall	Robert M. Mraule

All proxies will be voted for the election of the three (3) nominees for Class I directors listed above (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as Class I directors. If any nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be or become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

The following table sets forth names and certain information as of March 31, 2005, concerning the persons named for election as Class I directors of the Corporation, as well as for Class II and Class III directors who are not currently subject to election. Each non-employee director named below (excluding Nick Ventimiglia who is an employee director of the Corporation) is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules.

Name	Age	Director of Corporation Since	Director of Bank(1) Since	Principal Occupation During Last Five Years
C. Edward Boutonnet	65	1994	1982	President, Ocean Mist Farms. Managing
				Partner, Sea Mist Farms and Boutonnet Farms.
Donald D. Chapin, Jr	52	2004	2004	President and Chief Executive Officer, The
				Don Chapin Co., Inc.
Bradford G. Crandall	70	1994	1982	Chairman, E.B. Stone & Son, Inc., wholesale
				nursery supply firm.
Michael T. Lapsys	56	1998	1998	Chairman, Device Dynamics Incorporated, a
				semiconductor backend services company.
Duncan L. McCarter,	58	1994	1982	President and Chief Executive Officer,
R.Ph				Healthcare Pathway Management, Inc. and
				AdvantaCare Health Partners LP d.b.a.
				AdvantaCare Medical and AdvantaCare
				Infusion.
Robert M. Mraule,	55	1994	1982	Physician, Dentist, Oral and Maxillofacial
D.D.S., M.D				Surgeon.
Louis A. Souza	76	1996	1988	Owner, Louis A. Souza Construction, a general
				contractor, retired. Investor.
Mose E. Thomas, Jr	64	1996	1989	Retired. Real Estate Investor.
Nick Ventimiglia	63	1994	1982	Director and Chief Executive Officer of the
				Corporation and of Community Bank of
				Central California.
F. Warren Wayland	60	2004	2004	Partner, Hayashi & Wayland Accountancy
				Corp.

(1) Represents year of first service as a director of either of the predecessors, Bank of Salinas or Cypress Bank, prior to their merger resulting in Community Bank of Central California.

None of the directors or nominees for Class I director listed above or executive officers listed in the Summary Compensation Table, were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Corporation acting within their capacities as such. There are no family relationships between any two or more of the directors, nominees for Class I director or executive officers. No director, nominee for Class I director or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d), of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Committees of the Board of Directors

The Audit Committee, chaired by Michael T. Lapsys, whose members include Duncan L. McCarter, Robert M. Mraule (Vice Chairman), Mose E. Thomas, Jr. and F. Warren Wayland, select and oversee the Corporation’s and Bank’s independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Director Michael T. Lapsys has been designated by the Board of Directors as an “audit committee financial expert” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. In addition, each other member of the Audit Committee is “financially sophisticated” and “financially literate” as defined under applicable Nasdaq Listing Rules and qualified to review the Corporation’s financial statements. The Audit Committee met twelve (12) times in 2004. See the Audit Committee Report hereafter in this Proxy Statement for additional information regarding the functions of the Audit Committee.

The Finance Committee, chaired by C. Edward Boutonnet, whose members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., reviews financial statement data and the Corporation's results of operations including income, expenses, loan loss reserves and asset and liability balances. The Finance Committee met twelve (12) times in 2004.

The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Corporation’s Board of Directors should mail or deliver written recommendations to the Corporation addressed as follows: Board of Directors, Central Coast Bancorp, 301 Main Street, Salinas, CA 93901. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate’s experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Corporation and the Bank that may enhance the reputation of the Corporation and the Bank. The Corporation and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Corporation and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Corporation’s Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Corporation in reports filed with the Securities and Exchange Commission, Nasdaq, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Corporation’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Corporation’s bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

The Premises, Compensation and Performance Committee, chaired by Robert M. Mraule, whose members include C. Edward Boutonnet (Vice Chairman), Michael T. Lapsys, Mose E. Thomas, Jr. and F. Warren Wayland, oversees physical premises used in daily operations and reviews and establishes employee benefits and the compensation paid to executive officers and other employees. Each member of the Premises, Compensation and Performance Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. The Premises, Compensation and Performance Committee met twelve (12) times in 2004.

The Investment/CRA/ALCO Committee, chaired by Louis A. Souza, whose members include Donald D. Chapin, Jr., Bradford G. Crandall, Michael T. Lapsys (Vice Chairman), and F. Warren Wayland, has responsibility for asset/liability management, review of the Corporation's investment portfolio, maintenance of shareholder relations and community reinvestment. The Investment Committee met twelve (12) times in 2004.

The Loan Committee, chaired by Bradford G. Crandall, whose members include C. Edward Boutonnet (Vice Chairman), Donald D. Chapin, Jr., Michael T. Lapsys, Louis A. Souza and F. Warren Wayland has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee is convened at the Bank level and met twenty-three (23) times in 2004.

The Marketing Committee, chaired by Duncan L. McCarter, whose members include Donald D. Chapin, Jr., Mose E. Thomas (Vice Chairman), and F. Warren Wayland has responsibility for administering the Corporation's marketing policies and marketing programs. The Marketing Committee is convened at the Bank level and met eleven (11) times in 2004.

During 2004, the Corporation’s Board of Directors held twelve (12) regularly scheduled meetings and five “executive sessions” of the Corporation’s Board of Directors which only the non-employee directors attended, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

During 2004, the Bank’s Board of Directors held twelve (12) regularly scheduled meetings. The aggregate total of all Corporation and Bank board and committee meetings held in 2004 was 177.

A majority of the members of the Board of Directors, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Corporation solely in their capacity as shareholders, should be mailed or delivered to the Corporation addressed as follows: Board of Directors, Central Coast Bancorp, 301 Main Street, Salinas, CA 93901.

The Corporation encourages members of its Board of Directors to attend the Corporation’s annual meeting of shareholders each year. All of the directors attended the Corporation’s annual meeting of shareholders held in 2004.

Compensation of Directors

The fees paid to directors during 2004 included a base fee of $2,600 per month for attendance at Board meetings of the Corporation and the Bank. In addition to the base fee, the Loan and Audit Committee Chairmen received $200 per month, the Chairmen of the Finance, Investment/CRA/ALCO, Marketing, and the Premises, Compensation and Performance Committees each received $100 per month. The total amount of fees paid to all directors as a group for attendance at Board and committee meetings was $293,000 in 2004. The Corporation also incurs expense annually for director transportation and education expenses which were $28,000 in 2004.

Under the 2004 Stock Option Plan, (the “2004 Plan”), the Board of Directors is authorized to grant nonstatutory stock options to outside directors. During 2004, nonstatutory stock options to acquire 150,000 shares of the Corporation’s Common Stock were granted to outside directors as a group under the 2004 Plan. The options are fully vested and have an exercise price of $16.46 (adjusted for subsequent stock dividends and splits).. The footnotes to the Security Ownership of Management table on pages 3 and 4 list vested and exercisable options granted to the outside directors under the 1994 Plan, as amended, and the 2004 Plan. As of March 31, 2005, there were also 136,250 unvested nonstatutory stock options outstanding under the 1994 Plan, as amended, previously granted to the outside directors as a group at an exercise price from $12.07 to $14.20 (adjusted for subsequent stock dividends and splits).

The Corporation has a Nonqualified Deferred Compensation Plan under which directors may elect to defer the unrealized gain resulting from option exercises and defer director fees. During 2004, unrealized gains from the exercise of 28,409 nonstatutory stock options and $50,000 of directors’ fees were deferred under the Nonqualified Deferred Compensation Plan by outside directors as a group.

EXECUTIVE OFFICERS

The following table sets forth names and certain information as of March 31, 2005, concerning the executive officers of the Corporation.

Name	Age	Corporation Executive Since	Bank Executive Since	Principal Occupation During Last Five Years
Nick Ventimiglia	63	1994	1982	Chairman and Chief Executive Officer of the
				Corporation since December 1994. Chief Executive
				Officer of Community Bank of Central California or
				its predecessors, since 1982. President of the
				Corporation and the Bank from 1994 and 1982,
				respectively, to 2002. Organizer, Director, President
				and Chief Executive Officer, Bank of Salinas from
				1982 to 1994.
John F. McCarthy	62	1994	1988	President of the Corporation and of Community
				Bank of Central California since 2002. Executive
				Vice President, Corporate Secretary and Chief
				Operating Officer of the Corporation, and of
				Community Bank of Central California or its
				predecessors, since 1994 and 1988, respectively.
				Vice President and Regional Manager, Hibernia
				Bank, Salinas from 1986 to 1988. Vice President and
				Regional Manager, Crocker National Bank from
				1980 to 1986.
Robert M. Stanberry	65	1998	1998	Senior Vice President and Chief Financial Officer of
				the Corporation, and of Community Bank of Central
				California or its predecessors, since 1998. Secretary
				of the Corporation, and of Community Bank of
				Central California or its predecessors, since 2002.
				Vice President and Chief Financial Officer, TriCo
				Bancshares from 1993 to 1998.
Robert C. Blatter	44	1996	1996	Senior Vice President and Loan Administrator of the
				Corporation, and of Community Bank of Central
				California or its predecessors, since 1996. Vice
				President, Commercial Loan Officer of Community
				Bank of Central California or its predecessors, since
				1989. Commercial Banking Officer, Bank of
				America from 1985 to 1989.

EXECUTIVE COMPENSATION

Set forth below is the summary compensation paid or accrued during the three years ended December 31, 2004 to Nick Ventimiglia, John F. McCarthy, Robert M. Stanberry and Robert C. Blatter, the only executive officers of the Corporation and/or the Bank.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
(a) Name and Principal Position	(b) Year	(c) Salary ($) 1/	(d) Bonus ($) 2/	(e) Other Annual Compensation ($) 3/	(f) Restricted Stock Award(s) ($)	(g) Securities Underlying Options/ SARS # 4/	(h) LTIP Payouts ($)	(j) All Other Compensation ($) 5/
Nick Ventimiglia,	2004	$295,133	$224,699	$ 2,040	-	18,750	-	$6,775
Chairman and	2003	$275,267	$190,075	$ 1,980	-	20,625	-	$3,000
Chief Executive Officer	2002	$255,000	$217,706	$ 1,825	-	--	-	$2,750

John F. McCarthy,	2004	$189,380	$146,431	$ 2,040	-	18,750	-	$6,925
President and Chief	2003	$181,206	$123,867	$ 1,980	-	13,750	-	$3,500
Operating Officer	2002	$175,216	$141,383	$ 1,825	-	--	-	$3,000

Robert M. Stanberry,	2004	$141,719	$ 81,742	$23,530	-	18,750	-	$7,680
Senior Vice President,	2003	$135,602	$ 69,146	$ 4,583	-	3,478	-	$3,500
Chief Financial Officer	2002	$131,121	$ 79,165	$ 4,127	-	--	-	$3,000
and Corporate Secretary

Robert C. Blatter,	2004	$120,005	$ 81,742	--	-	18,750	-	$5,875
Senior Vice President	2003	$114,825	$ 69,146	--	-	3,478	-	$2,061
and Loan Administrator	2002	$111,030	$ 79,165	--	-	--	-	$1,879

1/ Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Corporation’s 401(k) Plan and Nonqualified Deferred Compensation Plan.

2/ Amounts indicated as bonus payments were earned for performance during 2004, 2003 and 2002.

3/ Other than Mr. Stanberry in 2004, no executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus during 2004, 2003 and 2002. The amounts shown for Messrs. Ventimiglia and McCarthy primarily represent the reimbursement of costs associated with club memberships used for business purposes The amounts shown for Mr. Stanberry primarily represent reimbursement for a special assessment on a club membership transferred from the Corporation to Mr. Stanberry in 2001, which membership is used for business and personal purposes.

4/ Amounts shown represent the number of shares granted under the Corporation’s 2004 Stock Option Plan (the “2004 Plan”)and 1994 Stock Option Plan, as amended (the “1994 Plan”), pursuant to which options could be granted to directors and key, full-time salaried, officers and employees of the Corporation and Subsidiaries. The 1994 Plan expired by its terms in 2004. Options granted under the 1994 Plan were either incentive options or nonstatutory options. Options granted under the 1994 Plan became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control, options do not become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Corporation’s capitalization, including stock splits and stock dividends. The Corporation’s 2004 Plan is substantially similar to the 1994 Plan regarding provisions related to option grants, vesting and dilution; however, the 2004 Plan provides that upon a change in control, options become fully vested and exercisable. The options granted in 2004 and 2003 are incentive stock options, however, approximately 12,676 options of the total number of 18,750 granted to Mesrrs. Ventimiglia, McCarthy, Stanberry and Blatter during 2004 may be taxable as nonstatutory options under applicable guidelines of the Internal Revenue Code while the remainder of options granted in 2004 and all of the options granted in 2003 to the named executive officers under the 2004 Plan and 1994 Plan will be accorded incentive stock option tax treatment. All options have an exercise price equal to the fair market value of the Corporation’s Common Stock on the date of grant and have been adjusted to reflect any subsequent stock dividends and stock splits.

5/ Amounts shown for each named executive officer reflect 401(k) matching contributions and the use of an automobile for business and personal purposes.

The following table sets forth information concerning options granted during 2004 to the executive officers named in the Summary Compensation Table.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
	Number of Securities Underlying Options/SARS Granted (#) 1/	Percentage of Total Options/SARS Granted to Employees in Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Nick Ventimiglia	18,750	19%	$16.46	9/26/2014	$194,140	$491,988

John F. McCarthy	18,750	19%	$16.46	9/26/2014	$194,140	$491,988

Robert M. Stanberry	18,750	19%	$16.46	9/26/2014	$194,140	$491,988

Robert C. Blatter	18,750	19%	$16.46	9/26/2014	$194,140	$491,988

1/ All of the options are incentive stock options; however, approximately 12,676 options of the total number of 18,750 granted to each of Mesrrs. Ventimiglia, McCarthy, Stanberry and Blatter during 2004 may be taxable as nonstatutory options under applicable guidelines of the Internal Revenue Code while the remainder of options will be accorded incentive stock option tax treatment. These options are fully vested and have an exercise price equal to the market value on the date of grant. The terms of the 2004 Plan provide that options become exercisable in full in the event of a change of control as defined in the 2004 Stock Option Plan. See also footnote 4 to the Summary Compensation Table.

The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal year 2004, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2004 and the value of such options based on the closing price of the Corporation’s Common Stock and certain information concerning unexercised options under the 1994 Stock Option Plan, as amended and the 2004 Stock Option Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)			(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS at Fiscal Year-End (#) Exercisable/Unexercisable			Value of Unexercised In-the-Money Options/SARS at Fiscal Year-End ($) Exercisable/Unexercisable 1/
Nick Ventimiglia	--	--	174,288	/	13,750	$2,210,052	/	$87,989

John F. McCarthy	5,000	$67,400	81,113	/	9,167	$ 833,244	/	$58,659

Robert M. Stanberry	--	--	64,491	/	2,292	$ 560,528	/	$14,665

Robert C. Blatter	8,319	$55,722	19,896	/	2,292	$ 44,982	/	$14,665

1/ The aggregate value has been determined based upon the closing price for the Corporation’s Common Stock at year-end, minus the exercise price.

2/ The numbers in column (d) have been adjusted for all stock dividends and splits issued to shareholders since the options were granted.

3/ The values in column (e) are based on exercise prices adjusted for all stock dividends and splits issued to shareholders since the options were granted. The fair market value per share of the Corporation’s Common Stock at the fiscal year-end was $18.47.

Employment Contracts and Termination of Employment and Change in Control Arrangements

The Corporation has entered into employment agreements with Messrs. Ventimiglia, Chairman and Chief Executive Officer; McCarthy, President and Chief Operating Officer; Stanberry, Senior Vice President and Chief Financial Officer; and Blatter, Senior Vice President and Loan Administrator. The agreements provide for an original term of three years with automatic one-year extensions until the agreements are terminated as described below. The agreements provide for a base salary, which is disclosed in the Summary Compensation Table. The base salaries under each agreement are reviewed annually and are subject to adjustment at the discretion of the Board of Directors. Additionally, the agreements provide for, among other things: (a) a discretionary annual bonus based upon the Corporation’s achievement of certain profitability, growth and asset quality standards as established by the Board of Directors; (b) payment of base salary in the event of disability, reduced by the amounts received from state disability insurance or workers’ compensation or other similar insurance benefits through policies provided by the Bank; (c) stock option grants under the Corporation’s stock option plan, at the sole discretion of the Board of Directors; (d) four weeks annual vacation leave; (e) use of an automobile; and (f) reimbursement for ordinary and necessary expenses incurred in connection with employment.

The agreements may be terminated with or without cause, but if the agreements are terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Employer to conduct or continue its business, the loss by the Employer of its legal capacity to contract or the Employer’s breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary (twelve months in the case of Mr. Ventimiglia). The agreements further provide that in the event of a “change in control” as defined therein and within a period of one and a half years (two years in the case of Mr. Ventimiglia) following consummation of such change in control: (a) the employee’s employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee’s position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to a multiple of the employee’s average annual compensation for the five years immediately preceding the change in control as follows: (a) two times for Mr. Ventimiglia; (b) one and one-half times for Messrs. McCarthy and Stanberry; and (c) one times for Mr. Blatter.

Recognizing the importance of building and retaining a competent management team, additional agreements were entered into to provide post-retirement benefits to Messrs. Ventimiglia, McCarthy and Blatter. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Ninety Thousand Dollars ($90,000) to Mr. Ventimiglia, Seventy Thousand Dollars ($70,000) to Mr. McCarthy and Forty-Five Thousand Dollars ($45,000) to Mr. Blatter. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee’s death, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) either termination of employment without cause or constructive termination following a “change of control,” in which case the employee is entitled to receive the full annual benefit payment in equal monthly installments for fifteen (15) years beginning in the month following the termination or “change of control.” Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his employment prior to retirement or other event triggering a right to payments under the agreement, the employee is not entitled to the payment of any benefits.

Changes in Control

The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.

EQUITY COMPENSATION PLAN INFORMATION

The chart below lists equity compensation plan information including Common Stock issuable upon the exercise of stock options, warrants and rights at year-end 2004. The Corporation’s only equity compensation plan at year-end 2004 was the 2004 Stock Option Plan (“2004 Plan”). The Corporation has no other equity compensation plan that would result in the issuance of shares of the Corporation’s Common Stock upon the exercise of stock options, warrants or rights.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation
plans approved by	1,767,763	$8.28	1,991,250
security holders

Equity compensation
plans not approved by	-0-	-0-	-0-
security holders

Total	1,767,763	$8.28	1,991,250

BOARD COMPENSATION COMMITTEE REPORT

The compensation of the executive officers of the Corporation and the Bank is reviewed and approved annually by the Board of Directors on recommendation by the Premises, Compensation and Performance Committee (the “Committee”). During 2004, Messrs. Boutonnet (Vice Chairman), Lapsys, McCarter, Mraule (Chairman), and Thomas were members of the Committee. Each such member of the Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Mr. Ventimiglia was not present during Committee voting or deliberations regarding his compensation as required by applicable Nasdaq Listing Rules. Messrs. Ventimiglia, McCarthy, Stanberry and Blatter, served as executive officers of the Corporation and/or the Bank during 2004 in the capacities reflected in the Summary Compensation Table.

The Committee’s philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Corporation’s strategic goals. The Committee reviews annually the compensation of the executive officers to insure that the Corporation’s compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for the Corporation’s executive officers includes the following components:

1) Base salary: The base salary reflected in the Summary Compensation Table is related to the individual officer’s level of responsibility and comparison with comparable employers in the industry.

2) Bonus: Annual cash bonuses are based on individual and Corporation performance. Factors evaluated include the achievement of certain profitability, growth and asset quality standards as established by the Board of Directors. The bonus compensation is funded from the Corporation’s pre-tax income. While many of the factors considered in determining whether to award a bonus are objective, the Committee recommendation may also include certain subjective factors as part of the bonus analysis. During 2003, bonuses were recommended by the Committee and approved by the Board of Directors for the named executive officers as reflected in the Summary Compensation Table.

3) Stock Options: Stock option grants are intended to increase the executive officers’ interest in the Corporation’s long-term success and to link the interests of the executive officers with those of the shareholders as measured by the Corporation’s share price. Stock options are granted at the prevailing market value of the Corporation’s Common Stock and will only have value if the Corporation’s stock price increases. See the Summary Compensation Table and Option/SAR Exercise Table, and notes thereto for a further description of stock options.

4) Other Compensation: The Corporation matches salary deferred by employees participating in its 401(k) Plan at a rate determined annually by the Board of Directors (25% of salary deferred for 2004). Executive officers are eligible to participate in the 401(k) plan. The Corporation provides each executive officer with the use of an automobile for business and personal purposes, which includes reimbursement for gas expense. See the Summary Compensation Table for further information regarding other compensation. The Corporation also provides change of control severance under employment agreements, and post-retirement benefits for certain executives. See discussion under the Executive Compensation section above.

Submitted by:

/s/ Robert M. Mraule	/s/ C. Edward Boutonnet	/s/ Duncan L. McCarter
Robert M. Mraule, DDS, MD	C. Edward Boutonnet	Duncan L. McCarter

/s/ Michael T. Lapsys	/s/ Mose. E. Thomas, Jr.
Michael T. Lapsys	Mose E. Thomas, Jr.

AUDIT COMMITTEE REPORT

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

The Audit Committee consists of the following members of the Corporation's Board of Directors: Michael T. Lapsys (Chairman), Duncan L. McCarter, Robert M. Mraule (Vice Chairman), Mose E. Thomas, Jr. and F. Warren Wayland. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules.

The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee’s responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Corporation’s independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The Corporation’s independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix B.

The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2004 with management and Deloitte & Touche LLP, the Corporation’s independent public accountants. The Committee has also discussed with Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Deloitte & Touche LLP with that firm.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by:

/s/ Michael T. Lapsys	/s/ F. Warren Wayland	/s/ Duncan L. McCarter
Michael T. Lapsys	F. Warren Wayland	Duncan L. McCarter

/s/ Robert M. Mraule	/s/ Mose E. Thomas, Jr.
Robert M. Mraule, DDS, MD	Mose E. Thomas, Jr.

COMPARISON OF CENTRAL COAST BANCORP SHAREHOLDER RETURN

Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Corporation’s Common Stock with the cumulative total return of the S&P 500 and the Nasdaq Bank Index as of the end of each of the Corporation’s last five fiscal years.

The following table assumes that $100.00 was invested on December 31, 1999 in Central Coast Bancorp Common Stock and each index, and that all dividends were reinvested. Returns have been adjusted for stock dividends and stock splits declared by the Corporation. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

GRAPHIC OMITTED

Index	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Central Coast Bancorp	100.00	119.17	161.32	181.13	181.80	256.10
S&P 500	100.00	91.11	80.36	62.55	80.51	89.34
Nasdaq Bank Stocks	100.00	114.23	123.68	126.61	162.88	186.45

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2004, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Certain Business Relationships

There were no business relationships during 2004 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2004 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors, executive officers and ten percent or more shareholders of the Corporation’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation’s equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation’s equity securities appear to have been met, except for one failure to report a transaction on Form 4 that was subsequently reported by Mr. Wayland on a Form 5, which occurred due to the timing of his appointment as a new Director.

CODE OF ETHICS

The Board of Directors has adopted a “code of ethics” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and which complies with Nasdaq Listing Rules. The code of ethics requires that the Corporation’s directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Corporation. The code of ethics is intended to supplement the provisions of any other personnel policies of the Corporation or codes of conduct which may establish additional standards of ethical behavior applicable to the Corporation’s directors, officers and employees. The code of ethics was filed as exhibit 14.1 to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, and may be accessed through the Corporation’s website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading “Website.”

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Deloitte & Touche LLP, certified public accountants, served the Corporation as its independent public accountants for the 2004 fiscal year at the direction of the Board of Directors of the Corporation. Deloitte & Touche LLP has no interests, financial or otherwise, in the Corporation. The services rendered by Deloitte & Touche LLP during the 2004 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Corporation’s income tax returns.

Principal Accounting Firm Fees

The table below summarizes the aggregate fees billed to the Corporation by Deloitte & Touche LLP during the 2004 and 2003 fiscal years.

Category of Services	Fiscal Year 2004	Fiscal Year 2003
Audit Fees (1)	$393,000	$267,000

Audit-Related Fees (2)	--	7,000

Tax Fees (3)	34,000	20,000

All Other Fees (4)	--	--

Total Accounting Fees	$427,000	$294,000

(1) Fees for audit services for 2004 and 2003 consisted of the audit of the Corporation’s annual financial statements, review of financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and consents and other services related to Securities and Exchange Commission matters. Fees paid in 2004 include $102,000 relating to the audit for compliance with the Sarbanes-Oxley Act of 2002.

(2) Fees for audit-related services for 2003 consisted of miscellaneous financial accounting and reporting consultations. No services in this category were rendered during 2004.

(3) Fees for tax services for 2004 and 2003 consisted of tax compliance services. Tax compliance services are rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and Federal and state income tax return assistance.

(4) No services in this category were rendered during 2004 or 2003.

Pre-Approval Policy

The Audit Committee approved each professional service rendered by Deloitte & Touche LLP during the 2004 and 2003 fiscal years and considered whether the provision of such services is compatible with Deloitte & Touche LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Deloitte & Touche LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Corporation’s independent public accountants. The Audit Committee approved in advance one hundred percent (100%) of all such professional services provided by Deloitte & Touche LLP during the 2004 and 2003 fiscal years.

It is anticipated that one or more representatives of Deloitte & Touche LLP will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

In accordance with the recommendation of the Audit Committee and subject to the Request for Proposal (“RFP”) process described below, the Board of Directors has selected Deloitte & Touche LLP to serve as the Corporation’s independent public accountants for the year 2005 and recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP. In the event that shareholders fail to ratify the appointment of Deloitte & Touche LLP as independent public accountants to audit the Corporation’s financial statements for the current year ending December 31, 2005, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and its shareholders.

In accordance with the recommendation of the Audit Committee, the Board of Directors has decided to issue a RFP for audit services to be performed for the fiscal year ending December 31, 2005. The Board of Directors believes that it is in the best interests of the Corporation and its shareholders to periodically review the nature and scope of audit services and costs associated with such services through an evaluation of comparable services and costs provided by various independent public accountants. The Audit Committee will oversee this review process with the goal of recommending to the Board of Directors the independent public accountants that will provide audit services to the Corporation for the remainder of the current year,, which may or may not result in the continued appointment of Deloitte & Touche LLP.

ANNUAL REPORT

The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 2004 was mailed with and accompanies this Proxy Statement.

FORM 10-K

A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS INCLUDED AS PART OF THE CORPORATION’S ANNUAL REPORT TO SHAREHOLDERS AND WAS MAILED WITH AND ACCOMPANIES THIS PROXY STATEMENT.

WEBSITE

Information regarding the Corporation and its subsidiary Bank may be obtained from the Corporation’s website at www.community-bnk.com. Copies of the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Section 16 reports by Corporation insiders, including exhibits and amendments thereto, are available free of charge on the Corporation’s website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Corporation filings, select the “Central Coast Bancorp” menu item on the Corporation website, then select “Corporate Profile,” followed by selecting either “Central Coast Bancorp SEC Filings” to view or download copies of reports including Form 10-K, 10-Q or 8-K, or “Central Coast Bancorp SEC Section 16 Reports” to view or download reports on Forms 3, 4 or 5 of insider transactions in Corporation securities.

SHAREHOLDERS’ PROPOSALS

Next year’s Annual Meeting of Shareholders will be held on May 18, 2006. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders is December 27, 2005. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 27, 2005 deadline. All proposals should be submitted by Certified Mail — Return Receipt Requested, to Robert M. Stanberry, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

CENTRAL COAST BANCORP

/s/ROBERT M. STANBERRY

Robert M. Stanberry, Secretary

Salinas, California
April 18, 2005

APPENDIX A

CENTRAL COAST BANCORP

NOMINATING CHARTER

I. Purpose

The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II. Board Functioning as Nominating Committee

The Board of Directors of the Corporation performs the functions of a nominating committee. Candidates proposed as nominees for election to the Corporation’s Board of Directors shall be evaluated and selected by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Listing Rules.

III. Nomination Process

1. Candidates shall be evaluated based on the criteria established by the Board of Directors which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Board of Directors may determine to be relevant. Candidates evaluated for consideration as nominees must meet with the Board of Directors.

2. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

3. Each candidate shall be required to complete one or more questionnaires and provide such additional information as the Board of Directors shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, include (a) verification of the accuracy of information provided by the candidate, and (b) a review of criminal history records.

4. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

IV. Annual Nominations

The Board of Directors shall evaluate and select nominees for election (a) annually prior to distribution of the Corporation’s proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Corporation’s bylaws.

V. Conflicts

Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

APPENDIX B

CENTRAL COAST BANCORP

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

1. The integrity of the Corporation's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

2. The independence, qualifications and performance of the Corporation's independent public accountants;

3. The performance of the Corporation's internal auditors;

4. Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

5. Procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years; and

2. The ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement.

At least one member of the Committee shall be an “Audit Committee Financial Expert” as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be “financially sophisticated” as defined in applicable Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Corporation’s management, independent public accountants, internal auditor, and compliance officer.

The Committee may request any officer or employee of the Corporation, or the Corporation’s counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent public accountant shall report directly to the Committee.

The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Corporation by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or Nasdaq.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

1. Financial Statement and Disclosure Matters

(a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Corporation’s Annual Report on Form 10-K.

(b) Review with management, the independent public accountants, the internal auditors and Corporation counsel any certification provided by management related to the Corporation’s financial statements. Review with management, the independent public accountants, and the internal auditors management’s assertion regarding the design effectiveness and operation efficiency of the Corporation’s internal control over financial reporting and compliance with the applicable laws and regulations.

(c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any material issues as to the adequacy of the Corporation’s internal controls and any actions taken or adopted in light of material control deficiencies.

(d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Corporation’s management.

(e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

(f) Review with management the Corporation’s major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

(g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented; (ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(h) Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

2. Independent Public Accountant Oversight

(a) Review the length of time the lead and concurring partner of the independent public accountants team has been engaged to audit the Corporation.

(b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Corporation that could impair the independent public accountant’s independence, (ii) the independent public accountant’s internal quality control procedures, and (iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant’s firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant’s firm, and the steps taken to deal with those issues.

(c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Corporation’s audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

(d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Corporation’s account and who would be employed by the Corporation in a financial reporting oversight role.

(e) Meet with the independent public accountants prior to the Corporation's audit to discuss the planning and staffing of the audit.

3. Internal Audit Oversight

(a) Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors’ reporting obligations.

(b) Review significant reports to management prepared by the auditors and management's responses.

(c) Review with the auditors and management the auditors’ responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

(d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

(e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

(f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

4. Compliance and Internal Control Oversight

(a) Review reports and disclosures of insider and affiliated party transactions.

(b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s internal controls, financial statements or accounting policies.

(c) Review legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies with the Corporation’s counsel.

(d) Review the adequacy and effectiveness of the Corporation’s internal controls and security matters with management, the auditors and the independent public accountants.

CENTRAL COAST BANCORP
Solicited by the Board of Directors
for the Annual Meeting of Shareholders
on May 19, 2005

THIS  PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned holder of common stock acknowledges receipt of a copy of the notice of annual meeting of shareholders of Central Coast Bancorp and the accompanying proxy statement dated April 18, 2005, and revoking any proxy heretofore given, hereby constitutes and appoints C. Edward Boutonnet and Nick Ventimiglia, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Central Coast Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the annual meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California, on Thursday, May 19, 2005, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 SET FORTH ON THE REVERSE SIDE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” PROPOSALS 1 AND 2 SET FORTH ON REVERSE SIDE.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF
CENTRAL COAST BANCORP
May 19, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTOS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPSAL 2. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

FOR AGAINST ABSTAIN
1. To elect as Class I directors of Central Coast Bancorp, management's nominees set forth below to serve for a three year term until the 2008 annual meeting of
shareholders and until their successors are duly elected and qualified.	2. To ratify the appointment of Deloitte	[ ]	[ ]	[ ]
and Touche LLP as independent public
accountants for the 2005 fiscal year.
Nominees
[ ] FOR ALL DIRECTORS	( ) Mose E. Thomas	The proxyholders will vote according to their discretion on all other
	( ) Louis A. Souza	matters which may properly be presented for action at the meeting.
[ ] WITHHOLD AUTHORITY	( ) F. Warren Wayland
FOR ALL NOMINEE		THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE
[ ] FOR ALL EXCEPT		BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
(See instructions below)		OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND
"FOR" PROPOSAL NO. 2. THE PROXY WHEN PROPERLY EXECUTED

WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL
BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE
INSTRUCTION: To withhold authority to vote for any individual	BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.
nominee, mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here:(X)
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY
AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that [ ]	Please check here if you plan to attend the meeting. [ ]
changes to the registered name(s) on the account may not be submitted via this method

Signature of Shareholder                                    Date:             Signature of Shareholder                                                 Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.